Exhibit 10.8

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT dated as of May 15, 2023 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”), is made by and among each of the signatories hereto (collectively, the “Grantors”) and JORDAN GEOTAS, as representative of the Purchasers named in the Purchase Agreement (as defined below) (in such capacity, the “Secured Party”).

Reference is made to (a) the Secured Note Purchase Agreement dated as of May 15, 2023 (as amended, supplemented or otherwise modified from time to time, the “Purchase Agreement”), among JIMMY JANG, L.P., a Delaware limited partnership, BAKER TECHNOLOGIES, INC., a Delaware corporation, COMMONWEALTH ALTERNATIVE CARE, INC., a Massachusetts corporation, and JUPITER RESEARCH, LLC, an Arizona limited liability company (collectively, the “Borrowers”), TILT HOLDINGS INC., a British Columbia corporation (the “Parent”), the Secured Party, as Noteholder Representative, and the Purchasers; and (b) the Security Agreement dated as of May 15, 2023 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Borrowers and certain subsidiaries of the Borrowers, as grantors, the other grantors from time to time party thereto, Parent, and the Secured Party.  The Borrowers have agreed to sell and issue to the Purchasers certain promissory notes subject to the terms and conditions set forth in the Purchase Agreement. Each Grantor is a Borrower, an Affiliate of a Borrower, or the Parent, and is willing to execute and deliver this Agreement as a condition precedent to the consummation of the transactions contemplated by the Purchase Agreement. Accordingly, the parties hereto agree as follows:

1.Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Purchase Agreement or the Security Agreement, as applicable. The rules of construction specified in Section 1 of the Security Agreement also apply to this Agreement.

2.Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby grants to the Secured Party (for itself and for the benefit of the Purchasers) a lien and security interest (the “Security Interest”) in all of each such Grantor’s right, title and interest in, to and under the patents and patent applications now owned or at any time hereafter acquired by such Grantor (including all goodwill associated therewith), including without limitation those patents and patent applications listed on Schedule I attached hereto and made a part hereof, and (a) the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) any rights corresponding thereto throughout the world (all of the foregoing patents and applications, together with the items described in clauses (a) – (d), are hereinafter individually and/or collectively referred to as the “Patent Collateral”).

3.Security Agreement. The Security Interest granted to the Secured Party herein is granted in furtherance, and not in limitation, of the security interests granted to the Secured Party pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Secured Party with respect to the Patent Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

4.Termination. Upon the full performance of the Secured Obligations (other than indemnity obligations under the Loan Documents that are not then due and payable or for which any events or claims that would give rise thereto are not pending), the security interest granted herein shall terminate and the Secured Party shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patent Collateral under this Agreement.

5.Governing Law. This Agreement and all matters arising out of or relating to this Agreement, whether sounding in contract, tort, or statute, will be governed by and construed in accordance with the internal laws of the State of Arizona, without giving effect to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of Arizona.

6.Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

[SIGNATURE PAGES FOLLOW]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

GRANTOR:

JUPITER RESEARCH, LLC, an Arizona limited liability company

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	Chief Executive Officer

Signature Page to Patent Security Agreement

SECURED PARTY:

/s/ JORDAN GEOTAS
JORDAN GEOTAS

Signature Page to Patent Security Agreement

PATENT COLLATERAL

Title	Filing Type	Country	App. No./ Filing Date	Patent No./ Issue Date	Owner	Status
ELECTRONIC VAPORIZER	Design	U.S.	29/544,857 11/06/2015	D800,310 10/17/2017	Jupiter Research, LLC	Issued
ELECTRONIC VAPORIZER	Prov.	U.S.	62/334,124 05/10/2016	N/A	Jupiter Research, LLC	Expired
ELECTRONIC VAPORIZER	Non-Prov.	U.S.	15/591,961 05/10/2017	10,398,178 08/14/2019	Jupiter Research, LLC	Issued
ELECTRONIC VAPORIZER	Divisional	U.S.	16/513,451 07/16/2019	10,750,788 08/25/2020	Jupiter Research, LLC	Issued
ELECTRONIC VAPORIZER	Continuation	U.S.	16/986,829 08/06/2020	11,044,943 06/29/2021	Jupiter Research, LLC	Issued
ELECTRONIC VAPORIZER	Continuation	U.S.	17/359,863 06/28/2021	N/A	Jupiter Research, LLC	Awaiting Examination
METERED DISPENSING DEVICE FOR VAPE FLUID	Prov.	U.S.	62/634,289 02/23/2018	N/A	Jupiter Research, LLC	Expired
METERED DISPENSING DEVICE FOR PLANT EXTRACTS	Non-Prov.	U.S.	16/283,291 02/22/2019	10,689,243 06/03/2020	Jupiter Research, LLC	Issued

Title	Filing Type	Country	App. No./ Filing Date	Patent No./ Issue Date	Owner	Status
METERED DISPENSING DEVICE FOR PLANT EXTRACTS	Continuation	U.S.	16/876,538 05/18/2020	10,875,759 12/29/2020	Jupiter Research, LLC	Issued
METERED DISPENSING DEVICE FOR PLANT EXTRACTS	Continuation	U.S.	17/135,021 12/28/2020	11,312,612 04/26/2022	Jupiter Research, LLC	Issued
POD BASED VAPING SYSTEM	Prov.	U.S.	62/732,207 09/17/2018	N/A	Jupiter Research, LLC	Expired
METHODS AND APPARATUS FOR A POD VAPING SYSTEM	Non-Prov.	U.S.	16/573,787 09/17/2019	11,297,879 04/12/2022	Jupiter Research, LLC	Issued
ELECTRONIC VAPORIZER	Design	U.S.	29/745,661 08/07/2020	D948,783 04/12/2022	Jupiter Research, LLC	Issued
ELECTRONIC VAPORIZER	Design	U.S.	29/666,258 10/11/2018	D908278 01/19/2021	Jupiter Research, LLC	Issued
VAPORIZER	Design	U.S.	29/761,966 12/14/2020	D942,677 02/01/2022	Jupiter Research, LLC	Issued
MONOLITHIC ELECTRONIC VAPORIZER	Continuation-in-part	U.S.	17/375,952 07/14/2021	N/A	Jupiter Research, LLC	Awaiting Examination
MONOLITHIC ELECTRONIC VAPORIZER	Regional Stage	Canada	3,129,800 09/02/2021	N/A	Jupiter Research, LLC	Awaiting Examination

Title	Filing Type	Country	App. No./ Filing Date	Patent No./ Issue Date	Owner	Status
VAPE CARTRIDGE ASSEMBLY	Prov.	U.S.	62/844,500 05/07/2019	N/A	Jupiter Research, LLC	Expired
VAPE CARTRIDGE ASSEMBLY	Non-Prov	U.S.	16/869,337 05/07/2020	11/606,974 03/21/2023	Jupiter Research, LLC	Issued
DRY ATOMIZER	Prov.	U.S.	63/051,507 07/14/2020	N/A	Jupiter Research, LLC	Expired
DRY ATOMIZER	Non-Prov.	U.S.	17/375,942 07/14/2021	N/A	Jupiter Research, LLC	Awaiting Examination
CERAMIC VAPE ASSEMBLY	Prov.	U.S.	63/089,161 10/08/2020	N/A	Jupiter Research, LLC	Expired
CERAMIC VAPE ASSEMBLY	Non-Prov.	U.S.	17/496,336 10/07/2021	N/A	Jupiter Research, LLC	Awaiting Examination
CERAMIC VAPE ASSEMBLY	Continuation-in-part	U.S.	18/067,273 12/16/2022	N/A	Jupiter Research, LLC	Awaiting Examination
CERAMIC VAPE ASSEMBLY	Regional Stage	Canada	3,133,701 10/08/2021	N/A	Jupiter Research, LLC	Awaiting Examination
PUFFED CANNABIS FLOWER EXTRUSION PROCESS	Prov.	U.S.	63/148,671 02/12/2021	N/A	Jupiter Research, LLC	Expired

Title	Filing Type	Country	App. No./ Filing Date	Patent No./ Issue Date	Owner	Status
PUFFED CANNABIS FLOWER EXTRUSION PROCESS	Non-Prov.	U.S.	17/670,583 02/14/2022	N/A	Jupiter Research, LLC	Awaiting Examination
PUFFED CANNABIS FLOWER EXTRUSION PROCESS	Regional Stage	Canada	3,148,448 02/11/2022	N/A	Jupiter Research, LLC and Marcus Shotey	Awaiting Examination
VAPE CARTRIDGE ASSEMBLY	Prov.	U.S.	63/181,619 04/27/2021	N/A	Jupiter Research, LLC	Expired
VAPE CARTRIDGE ASSEMBLY	Non-Prov.	U.S.	17/690,468 03/09/2022	N/A	Jupiter Research, LLC	Awaiting Examination
VAPE CARTRIDGE ASSEMBLY	Regional Stage	Canada	3,153,713 03/30/2022	N/A	Jupiter Research, LLC	Awaiting Examination
CARTRIDGE WITH STAGNATION PRESSURE FLOW	Prov.	U.S.	63/176,034 04/16/2021	N/A	Jupiter Research, LLC	Expired
CARTRIDGE WITH STAGNATION PRESSURE FLOW	Non-Prov.	U.S.	17/690,480 03/09/2022	N/A	Jupiter Research, LLC	Awaiting Examination
CARTRIDGE WITH STAGNATION PRESSURE FLOW	Regional Stage	Canada	3,153,223 03/23/2022	N/A	Jupiter Research, LLC	Awaiting Examination

Title	Filing Type	Country	App. No./ Filing Date	Patent No./ Issue Date	Owner	Status
CARTRIDGE WITH CONDUCTION AND CONVECTION HEATING	Prov.	U.S.	63/196,598 06/03/2021	N/A	Jupiter Research, LLC	Awaiting Examination
CARTRIDGE WITH CONDUCTION AND CONVECTION HEATING	Non-Prov.	U.S.	17/698,231 03/18/2022	N/A	Jupiter Research, LLC	Awaiting Examination
METHODS AND APPARATUS FOR PRETREATING AN ATOMIZER	Prov.	U.S.	63/221,386 07/13/2021	N/A	Jupiter Research, LLC	Awaiting Examination
METHODS AND APPARATUS FOR PRETREATING AN ATOMIZER	Non-Prov.	U.S.	17/699,630 03/21/2022	N/A	Jupiter Research, LLC	Awaiting Examination
METHODS AND APPARATUS FOR A VAPORIZER DEVICE	Prov.	U.S.	63/221,410 07/13/2021	N/A	Jupiter Research, LLC	Expired
METHODS AND APPARATUS FOR A VAPORIZER DEVICE	Non-Prov.	U.S.	17/700,773 03/22/2022	N/A	Jupiter Research, LLC	Awaiting Examination
METHODS AND APPARATUS FOR A VAPORIZER DEVICE	Prov.	U.S.	63/221,389 07/13/2021	N/A	Jupiter Research, LLC	Expired
METHODS AND APPARATUS FOR A VAPORIZER DEVICE	Non-Prov.	U.S.	17/707,617 03/29/2022	N/A	Jupiter Research, LLC	Awaiting Examination

Title	Filing Type	Country	App. No./ Filing Date	Patent No./ Issue Date	Owner	Status
CARTRIDGE WITH VENTURI FLOW PATH	Prov.	U.S.	63/177,587 04/21/2021	N/A	Jupiter Research, LLC	Expired
CARTRIDGE WITH VENTURI FLOW PATH	Non-Prov.	U.S.	17/713,647 04/05/2022	N/A	Jupiter Research, LLC	Awaiting Examination
CARTRIDGE WITH CONDUCTIVE AND CONVERSION HEATING	Regional Stage	China	202210590864.8 05/27/2022		Jupiter Research Co. Ltd.	Awaiting Examination
ATOMIZER FOR GASIFIER DEVICE	Regional Stage	China	202210796324.5 07/06/2022		Jupiter Research Co. Ltd.	Awaiting Examination
METHOD AND APPARATUS FOR A VAPORIZER DEVICE	Regional Stage	China	202210796358.4 07/06/2022		Jupiter Research Co. Ltd.	Awaiting Examination
INTEGRAL ELECTRONIC VAPORIZER	Regional Stage	China	202210768314.0 07/01/2022		Jupiter Research Co. Ltd.	Awaiting Examination
DRY ATOMIZER	Regional Stage	China	202210779305.1 07/01/2022		Jupiter Research Co. Ltd.	Awaiting Examination
METHOD AND APPARATUS FOR PRE-TREATING ATOMIZER	Regional Stage	China	202210788438.5 07/06/2022		Jupiter Research Co. Ltd.	Awaiting Examination

Description	Filing Date	Issued Date	Patent No.	Patent Serial No.	Duration of Patent	Deadline Description	Comments	Owner
(Design) Electronic Vaporizer	5/10/2016	10/17/2017	D800310	29/544,857	10/17/2032	Issued Patent	L9 device and cartridge	Jupiter Research, LLC
(Utility) Electronic Vaporizer	5/10/2017	9/3/2019	10,398,178	15/591,961	10/31/2037	Issued Patent - 3.5 year maintenance fee due 03/03/2023
(DIV) Electronic Vaporizer	7/16/2019	8/25/2020	10,750,788	16/513,451	10/31/2037	Issued Patent - 3.5 year maintenance fee due 02/25/2024
(Continuation) Electronic Vaporizer	8/6/2020	6/29/20201	11,044,943	16/986,829	10/31/2037	Issued Patent - 3.5 year maintenance fee due 12/29/2024
(Continuation) Electronic Vaporizer	6/28/2021			17/359,863		Published 10/21/2021; 2021/0321669 A1
(Utility) Pod Vaping System	9/17/2019	4/12/2022	11,297,879	16/573,787	2/21/2040	Issued Patent - 3.5 year maintenance fee due 10/12/2025	Pod Cartridge	Jupiter Research, LLC
(Design) Electronic Vaporizer	10/11/2018	9/21/2020	D908,278	29/666,258	9/21/2035	Issued Patent - Expires 09/21/2035	Liquid Que Power Supply	Jupiter Research, LLC
(Utility) Metered Dispensing Device for Plant Extracts	2/22/2019	6/23/2020	10,689,243	16/283,291	2/22/2039	Issued Patent - 3.5 year maintenance fee due 12/23/2023	klik	Jupiter Research, LLC
(Continuation) Metered Dispensing Device for Plant Extracts	5/18/2020	9/10/2020	10,875,759	16/876,538	2/22/2039	Issued Patent (continuation) - 3.5 year maintenance fee due 06/29/2024
(Continuation) Metered Dispensing Device for Plant Extracts	12/28/2020	4/26/2022	11,131,612	17/135,021	2/22/2039	Issued Patent - 3.5 year maintenance fee due 10/26/2025
(Utility) Metered Dispensing Device for Plant Extracts	2/20/2020	1/24/2023	3,072,947	3,072,947	2/20/2040	Issued Patent - expires 2/20/2040		Mark Scatterday
(Utility) Infinity Cartridge for Vaping Device	5/7/2020	3/21/2023	11,606,974	16/869,337	5/20/2041	Issued Patent - expires 5/20/2041	Infinity cartridge	Jupiter Research, LLC
(Utility) Infinity Cartridge for Vaping Device	5/7/2020			3,080,502		Abandoned per your instruction on 08/10/2022
(Utility) Monolithic Electronic Vaporizer	9/2/2021			3,129,800		Filed - pending examination	Infinity Disposable	Jupiter Research, LLC

(Utility) Monolithic Electronic Vaporizer	9/2/2021			3,129,800		Filed - pending examination
(Utility) Monolithic Electronic Vaporizer	7/12/2022			EP22184338.6		Filed - pending examination
(Design) Monolithic Electronic Vaporizer	8/7/2020	4/12/2022	D948,783	29/745,661	4/12/2037	Issued Patent - expires 04/12/2037
(Utility) Monolithic Electronic Vaporizer	7/14/2021			17/375,952		Published - 2/10/2022; 2022/0039467
(Design) Monolithic Electronic Vaporizer	11/16/2020	2/5/2021	DM/212554	970072239	11/16/2035	Issued Patent (EU)
(Utility) Dry Atomizer	7/1/2022			202210779305.1		Filed - pending examination	Dry atomizer/empty cartridge detection	Jupiter Research, LLC
(Provisional) Dry Atomizer	7/14/2020	N/A	N/A	63/051,507	7/14/2021	Expired - 7/14/2021
(Utility) Dry Atomizer	7/14/2021			17/375,942		Published - 01/20/2022; 2022/0015451
(Utility) Ceramic Vape Assembly	11/1/2021			3,133,701		Filed - pending examination	Ceramic Assembly	Jupiter Research, LLC
(Provisional) Ceramic Vape Assembly	10/8/2020	N/A	N/A	63/089,161	10/8/2021	Expired - 10/8/2021
(Utility) Ceramic Vape Assembly	10/7/2021			17/496,336		Published - 04/14/2022; 2022/0110364 A1
(CIP) Ceramic Vape Assembly	12/16/2022			18/067,273		Published - 04/20/2023; 2023/0119648 A1
(Provisional) Puffed Cannabis Flower Extrusion Process	2/12/2021	N/A	N/A	63/148,671	2/12/2022	Expired - 2/12/2022	Formed Flower	San Li, Jordan Walker, Mark Scatterday, and Marcus Shotey
(non-Provisional) Puffed Cannabis Flower Extrusion Process	2/14/2022			17/670,583		Published - 08/18/2022; 2022/0256910
(Canadian) Puffed Cannabis Flower Extrusion Process	2/14/2022			6270-32-09		Filed - pending examination		Jupiter Research, LLC and Marcus Shoety
(Design) Liquid Medical Device	12/14/2020	2/1/2022	D942,677	29/761,966	2/1/2037	Issued Patent (USA)	Liquid Medical Device	Jupiter Research, LLC
	2/9/2021	5/19/2021	DM/214262	970081191	2/9/2036	Issued Patent (EU)
	2/12/2021	5/14/2021	202110730	202110730	2/12/2031	Issued Patent (Australia)

(Canadian) Cartridge with Adapter	3/30/2022			3,153,713		Filed - pending examination	cartridge with adapter ("pod capsule")	Jupiter Research, LLC
(Provisional) Cartridge with Adapter	4/29/2021	N/A	N/A		4/29/2022	Expired - 04/29/2022
(Non-Provisional) Cartridge with Adapter	3/9/2022			17/690,468		Published - 11/03/2022; 2022/0346444
(Canadian) Venturi Flow	3/23/2022			3,153,223		Filed - Pending examination	Stagnation Flow	Jupiter Research, LLC
(Provisional) Stagnation Flow	4/16/2021	N/A	N/A	63/176,034	4/16/2022	Expired - 4/16/2022
(Utility) Stagnation Flow	3/9/2022			17/690,480		Published - 10/27/2022; 2022/0338536
(Chinese) Venturi Flow	4/19/2022			202210408843.X		Filed - Pending examination	Venturi Flow	Jupiter Research, LLC
(Provisional) Venturi Flow	4/21/2021	N/A	N/A	63/177,587	4/21/2022	Expired - 4/21/2022
(Utility) Venturi Flow	4/5/2022			17/713,647		Published - 10/27/2022; 2022/0338548
(Chinese) Cartridge with Conduction and Convection Heating	4/19/2022			202210590864.8		Published - 12/06/2022; CN115428990	Conduction and Convection heating	Jupiter Research, LLC
(Provisional) Cartridge with Conduction and Convection Heating	6/3/2021	N/A	N/A	63/196,598	6/3/2022	Expired - 6/3/2022
(Utility) Cartridge with Conduction and Convection Heating	3/18/2022			17/698,231		Published - 12/08/2022; 2022/0386692
(Chinese) Methods and Apparatus for a Vaporizer Device	7/6/2022			202210796358.4		Filed - pending examination	N/A	Jupiter Research, LLC
(Provisional) HNB Progressive Heating	7/13/2021	N/A	N/A	63/221,410	7/13/2022	Expired - 7/13/2022
(Non-Provisional) Methods and Apparatus for a Vaporizer Device	3/22/2022			17/700,773		Published - 01/19/2023; 2023/0017870 A1

(Chinese) Methods and Apparatus for Pretreating an Atomizer	7/6/2022			202210788438.5		filed - pending examination	N/A	Jupiter Research, LLC
(Provisional) Methods and Apparatus for Pretreating an Atomizer	7/13/2021	N/A	N/A	63/221,386	7/13/2022	Expired - 7/13/2022
(non-Provisional) HNB Pretreated Container	3/21/2022			17/699,630		Published - 01/26/2023; 2023/0028026 A1
(Chinese) Methods and Apparatus for a Vaporizer Device	7/6/2022			202210796324.5		filed - pending examination	N/A	Jupiter Research, LLC
(Provisional) Methods and Apparatus for a Vaporizer Device	7/13/2021	N/A	N/A	63/221,389	7/13/2022	Expires - 7/13/2022
(Utility) Methods and Apparatus for a Vaporizer Device	3/18/2022			17/698,231		Published - 01/19/2023; 2023/0015267 A1
(Canada) Method of Manufacturing a Tablet for Use in an Atomizer	11/10/2022			3,181,757		Filed - pending examination	Flower Tablet/Pouch	Jupiter Research, LLC
(Provisional) Method of Manufacturing a Tablet for Use in an Atomizer	12/8/2021	N/A	N/A	63/287,126	12/8/2022	Expired - 12/08/2022
(Provisional) Method of Manufacturing a Bead for use in an Atomizer	4/26/2022	N/A	N/A	63/334,989	12/8/2022	Expires - 04/26/2023
(Utility) Method of Manufacturing a Vaporizable Tablet for Use in an Atomizer	11/4/2022			18/052,788		Filed - pending examination
(Chinese) Appratus for a Vaporizer Device	2/13/2023			202310101207.70		Filed - pending examination		Jupiter Research, LLC
(Provisional) Appratus for a Vaporizer Device	3/3/2022	N/A	N/A	63/316,159	3/3/2023	Non-provisional filed on 12/16/2022		Jupiter Research, LLC
(Utility) Appratus for a Vaporizer Device	12/16/2022	N/A	N/A	18/067,297		Filed - pending examination		Jupiter Research, LLC